Dreyfus
New Jersey Municipal
Bond Fund, Inc.

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to present this annual report for Dreyfus New Jersey Municipal
Bond  Fund,  Inc.,  covering  the  12-month  period from January 1, 2000 through
December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal  bonds  generally  provided  attractive  returns in 2000. In contrast, other  bond  and major stock market indices declined sharply during that period.
In   our   view,   this  performance  disparity  provides  ample  evidence  that diversification  is  an  important  component of most investment strategies. The stock  and  high yield bond markets have recently provided a stark reminder that overconcentration  in  any  single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio while stock prices are relatively low to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc. perform during the period?

For the 12-month reporting period ended December 31, 2000, the fund achieved a total return of 11.37% and income dividends of approximately $0.6312 per share.(1) In comparison, the fund's peer group, as measured by the Lipper New
Jersey Municipal Debt Funds category average, achieved a 10.87% total return for the same period.(2)

We attribute the fund's highly competitive performance to a strong investment environment for municipal bonds, especially during the second half of the year.
The market was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting New Jersey municipal bonds.
Our good relative performance was primarily the result of our relatively long average duration -- a measure of sensitivity to changing interest rates -- which enabled us to maintain attractive yields while interest rates declined for most of the year.

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

To  achieve this objective, we employ two primary strategies. First, because New
Jersey   issues   relatively   few  municipal  bonds,  we  begin  by  evaluating
supply-and-demand  factors  in  the  bond  market. We look at such criteria as a bond' s  yield,  price,  age,  creditworthiness of its issuer, insurance and any
provisions   for  early  redemption.  Under  most  circumstances,  we  look  for investment-grade bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration in antic-

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available  for  the  purchase  of  higher yielding securities. Conversely, if we expect  demand  for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields
for    as    long    as    practical.

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the past year. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. The Federal Reserve Board (the "Fed") responded during the first five months of the year by raising short-term interest rates. The Fed's goal was to relieve inflationary pressures by reducing the rate of economic growth.

By midsummer, signs of an economic slowdown began to appear. Municipal bond yields subsequently declined modestly -- and prices rose -- when the Fed did not raise interest rates further at its meetings in June, August, October, November and December of 2000. In fact, in light of fewer housing starts, moderating growth and little change in the core inflation rate, investors began to anticipate a reversal of the Fed's restrictive monetary policies, leading to potentially lower short-term interest rates. In addition, the strength of the local economy helped keep New Jersey municipal bond yields relatively low compared to taxable bonds. New Jersey and its municipalities enjoyed higher tax revenues, resulting in a significantly reduced supply of securities compared to the same period one year earlier. At the same time that the supply of new bonds was falling, demand was strong from New Jersey residents seeking tax-exempt income, thus providing strong support for bond prices.

In this environment, we made relatively few changes to the fund. In isolated cases, we sold some bonds into the retail system and replaced them with full-coupon bonds that we believed were more likely to be advance-refunded, which resulted in a slightly more risk-averse posture for the fund. Whenever possible, we also focused on certain insured bonds where we found relatively attractive values.

What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently attempted to extend the fund's average duration. In doing so, we are looking for bonds that have, in our opinion, competitive yields and good liquidity characteristics. However, because of the lack of new supply in New
Jersey, opportunities to acquire suitable securities have been relatively limited.

January 16, 2001

(1)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND
INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL
TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE
FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF
ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND
EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT
MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN
ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey
Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

                    1 Year             5 Years          10 Years
-------------------------------------------------------------------------

FUND                11.37%              4.91%             6.59%

(+)  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW JERSEY
MUNICIPAL BOND FUND, INC. ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN
BROTHERS MUNICIPAL BOND INDEX ON THAT DATE.  ALL DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND ITS
PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE
LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY
IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES
AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND,
IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM,
INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED
BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET
OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR
UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE,
INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL
HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

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STATEMENT OF INVESTMENTS

December 31, 2000

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--91.3%                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--83.1%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,197,300

      7.125%, 3/1/2016                                                                        6,650,000                6,515,936

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)                                                            2,000,000                2,118,040

Bergen County Housing Development Corp., Mortgage

   (Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                                 705,000                  713,030

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                          3,000,000                3,088,200

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,636,725

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                2,676,861

Cherry Hill Township School District

   4.75%, 2/15/2019 (Insured; FSA)                                                            1,347,000                1,314,147

Clearview Regional High School District

   5.375%, 8/1/2015 (Insured; FGIC)                                                           3,625,000                3,883,100

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                2,750,403

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,534,175

East Orange Board of Education, COP, LR

   Zero Coupon, 2/1/2015 (Insured; FSA)                                                       1,420,000                  705,697

   Zero Coupon, 8/1/2016 (Insured; FSA)                                                       1,425,000                  652,408

   Zero Coupon, 8/1/2019 (Insured; FSA)                                                       1,000,000                  384,050

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       2,845,000                  999,619

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  491,194

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  678,732

Essex County Improvement Authority, LR

  (County Correctional Facility Project)

   6%, 10/1/2025 (Insured; FGIC)                                                             10,000,000               10,953,800

Evesham Township Board of Education, COP,

  Lease Purchase Agreement 6.875%, 9/1/2011

   (Prerefunded 9/1/2001) (Insured; FGIC)                                                     3,050,000  (a)           3,167,394

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                2,767,263

Hudson County Improvement Authority:

  Facility Lease Revenue 7.50%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)                                                13,835,000  (a,b,c)      15,316,037

   MFHR (Conduit Financing - Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)                                                         4,190,000                4,344,066

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                3,098,912

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)

Jersey City (continued):

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,765,593

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                1,805,650

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,614,350

State of New Jersey:

   6%, 7/15/2010                                                                              7,400,000                8,360,668

   6%, 5/1/2016                                                                               3,695,000                4,064,722

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

      8.50%, 7/1/2017                                                                         6,715,000                7,322,237

   (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,370,000                4,729,782

      6.25%, 7/1/2024                                                                           890,000                  969,753

   District Heating and Cooling

      (Trigen - Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     2,510,000                2,525,462

         6.20%, 12/1/2007                                                                     2,725,000                2,697,423

   Economic Development:

      (American Airlines Inc. Project) 7.10%, 11/1/2031                                       2,855,000                2,912,443

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,553,550

      (United Methodist Homes of New Jersey Obligation)

         5.50%, 7/1/2019                                                                      2,500,000                2,036,200

   First Mortgage (The Evergreens)

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                4,800,000  (a)           5,292,000

   Health, Hospital and Nursing Home:

      First Mortgage (Cadbury Corp. Project)

          5.50%, 7/1/2018 (Insured; ACA)                                                      1,000,000                1,001,100

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  593,640

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  560,220

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                1,621,847

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                2,224,400

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                1,048,600

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                2,429,765

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                2,005,800

   Local or Guaranteed Housing,

      First Mortgage (Fellowship Village):

         5.50%, 1/1/2018                                                                      2,500,000                2,074,150

         5.50%, 1/1/2025                                                                      3,000,000                2,381,220

   (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)                                                  3,000,000                3,048,300


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, Revenue (continued):

  Special Facilities (Continental Airlines Inc. Project):

      6.25%, 9/15/2019                                                                        9,120,000                8,456,064

      7%, 11/15/2030                                                                          6,850,000                6,822,874

   State Lease:

      (Bergen County Administration Complex)

          4.75%, 11/15/2026 (Insured; MBIA)                                                  10,025,000                9,516,432

      (State Office Buildings Project):

         6%, 6/15/2014                                                                        2,425,000                2,683,990

         6%, 6/15/2018                                                                        6,535,000                7,231,631

   Transportation Project Sublease

      5%, 5/1/2018 (Insured; FSA)                                                             4,015,000                4,029,655

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                                                                         6,605,000                6,590,073

      8.50%, 2/1/2010                                                                         5,850,000                6,340,523

   Water Facilities:

      (American Water Co. Inc. Project):

         6.50%, 4/1/2022 (Insured; FGIC)                                                     11,500,000               11,928,835

         5.25%, 7/1/2038 (Insured; FGIC)                                                      5,265,000                5,226,513

      (Elizabeth Water Co. Project) 6.70%, 8/1/2021                                           3,965,000                4,084,307

New Jersey Educational Facilities Authority, Revenue:

  Higher Education Capital Improvement

      5%, 7/1/2030                                                                            3,000,000                3,063,270

   (Institute for Advanced Study) 5%, 7/1/2028                                                2,310,000                2,266,988

   (New Jersey City University)

      4.75%, 7/1/2020 (Insured; AMBAC)                                                        1,000,000                  968,470

   (Rowan University) 5.75%, 7/1/2030                                                        15,405,000               16,300,493

   (Saint Peter's College Project):

      5.375%, 7/1/2018                                                                        1,000,000                  966,980

      5.50%, 7/1/2027                                                                         1,550,000                1,487,024

   (Seton Hall University Project):

      7%, 7/1/2021                                                                            2,320,000                2,400,017

      7%, 7/1/2021 (Prerefunded 7/1/2001)                                                     1,180,000  (a)           1,220,698

   (William Patterson University)

      5.25%, 7/1/2026 (Insured; FGIC)                                                         1,000,000                1,010,810

New Jersey Environmental Infrastructure Trust

   5.25%, 9/1/2018                                                                            4,070,000                4,182,454

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital)

         5.50% 7/1/2029                                                                       4,750,000                4,666,115

      (Catholic Health East) 4.75%, 11/15/2021                                                2,000,000                1,877,580

      (Centrastate Medical Center Obligated Group)

         4.50%, 7/1/2028 (Insured: AMBAC)                                                     2,645,000                2,383,198

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue (continued):

    (Palisades Medical Center Obligated Group):

         7.50%, 7/1/2006                                                                        560,000                  579,012

         7.50%, 7/1/2006 (Prerefunded 7/1/2002)                                                 920,000  (a)             968,723

         7.60%, 7/1/2021                                                                        950,000                  981,303

         7.60%, 7/1/2021 (Prerefunded 7/1/2002)                                               1,400,000  (a)           1,496,642

      (Pascack Valley Hospital Association)

         5.125%, 7/1/2028                                                                     4,050,000                2,886,313

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                           10,500,000                9,926,910

      (Saint Barnabas Health):

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                5,000,000                1,538,900

         5%, 7/1/2024 (Insured; MBIA)                                                         4,880,000                4,810,314

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,255,575

         6%, 7/1/2020                                                                         2,425,000                2,102,038

New Jersey Highway Authority, Revenue (Garden State

   Parkway) 6%, 1/1/2019                                                                      2,000,000                2,242,980

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Home Buyer:

      5.75%, 4/1/2018 (Insured; MBIA)                                                         1,650,000                1,714,201

      5.90%, 10/1/2029 (Insured; MBIA)                                                        3,795,000                3,894,277

   Multi-Family Housing:

      5.70%, 5/1/2020 (Insured; FSA)                                                          6,000,000                6,197,400

      5.75%, 5/1/2025 (Insured; FSA)                                                          3,000,000                3,104,880

      (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,151,080

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022                                            9,310,000                9,581,107

New Jersey Sports and Exposition Authority

  Convention Center Luxury Revenue

   5%, 9/1/2019 (Insured; MBIA)                                                               1,345,000                1,349,129

New Jersey Transit Corp., Lease Purchase Agreement, COP:

  Federal Transit Administration Grants

      5.75%, 9/15/2014 (Insured; AMBAC)                                                       5,000,000                5,411,250

   (Raymond Plaza East Inc.)

      6.50%, 10/1/2016 (Insured; FSA)                                                         3,945,000                4,390,272

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                                                           6,000,000                7,328,580

      5.75%, 6/15/2017                                                                        6,000,000                6,661,560

      5.75%, 6/15/2018                                                                        6,000,000                6,642,300

      5.75%, 6/15/2020                                                                        6,500,000                7,174,895

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016 (Insured; MBIA)                                                           14,665,000               17,242,374

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,230,060

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,464,600

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 116th Series)

         4.25%, 10/1/2026 (Insured; AMBAC)                                                    3,930,000                3,416,192

      (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)                                                     4,650,000                4,804,380

      (Consolidated Bond 121st Series)

         5.375%, 10/15/2035 (Insured; MBIA)                                                   4,450,000                4,527,608

   Special Obligation Revenue:

      (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                          6,500,000                6,679,595

      (JFK International Air Terminal):

         6.25%, 12/1/2015 (Insured; MBIA)                                                     5,000,000                5,792,100

         5.75%, 12/1/2022 (Insured; MBIA)                                                    14,370,000               15,132,185

South Jersey Transportation Authority, Revenue,

  Port, Airport and Marina Lease (Raytheon

   Aircraft Service Inc. Project) 6.15%, 1/1/2022                                               405,000                  375,362

Union County Utilities Authority, Solid Waste

  Revenue (Ogden Martin)

   5.375%, 6/1/2020 (Insured; AMBAC)                                                          4,990,000                5,048,632

West Deptford Township

   5.50%, 9/1/2019 (Insured; FGIC)                                                            1,800,000                1,879,740

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,299,018

U.S. RELATED--8.2%

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,231,080

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.131%, 7/1/2007                                                                       11,100,000  (b)          11,918,625

      4.198%, 7/1/2009                                                                        2,950,000  (b)           3,160,187

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                13,000,000  (a)          13,727,480

      5%, 7/1/2036                                                                            8,000,000                7,801,440

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                2,102,300

      6.50%, 10/1/2024                                                                        2,000,000                2,108,180

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $454,093,247)                                                                                               478,661,737

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--7.3%                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority, Revenue, VRDN:

  EDR (Foreign Trade Zone Project)

      5% (LOC; Bank of New York)                                                              2,500,000  (d)           2,500,000

   Natural Gas Facilities (New Jersey Natural Gas Co.)

      5.05%, 8/1/2030 (SBPA; Societe Generale)                                                2,200,000  (d)           2,200,000

   Water Facilities (United Water of New Jersey)

      5.15% (SBPA; Bank of New York)                                                          3,600,000  (d)           3,600,000

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN:

      4.90% (SBPA; Bayerische Landesbank)                                                     3,100,000  (d)           3,100,000

      4.90% (SBPA; Morgan Guaranty Trust Co.)                                                10,600,000  (d)          10,600,000

      5% (SBPA; Bank of Nova Scotia)                                                          7,800,000  (d)           7,800,000

      5% (SBPA; Helaba)                                                                       8,300,000  (d)           8,300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $38,100,000)                                                                                                 38,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $492,193,247)                                                                            98.6%              516,761,737

CASH AND RECEIVABLES (NET)                                                                         1.4%                7,521,861

NET ASSETS                                                                                       100.0%              524,283,598


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage

                             Association
FSA                       Financial Security Assurance

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              55.2

AA                               Aa                              AA                                                8.4

A                                A                               A                                                11.4

BBB                              Baa                             BBB                                               7.0

BB                               Ba                              BB                                                4.3

F1                               Mig1                            SP1                                               7.4

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      6.3

                                                                                                                 100.0


(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2000, THIS SECURITY AMOUNTED TO $15,316,037 OR 2.9% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           492,193,247   516,761,737

Interest receivable                                                   8,040,409

Receivable for shares of Common Stock subscribed                         11,575

Prepaid expenses                                                          4,731

                                                                    524,818,452
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           280,551

Cash overdraft due to Custodian                                          74,511

Accrued expenses                                                        179,792

                                                                        534,854
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      524,283,598
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     506,205,506

Accumulated undistributed investment income--net                        140,673

Accumulated net realized gain (loss) on investments                  (6,631,071)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            24,568,490
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      524,283,598
-------------------------------------------------------------------------------
SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      40,758,775

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

-------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                     30,494,407

EXPENSES:

Management fee--Note 3(a)                                            3,053,591

Shareholder servicing costs--Note 3(b)                               1,529,911

Directors' fees and expenses--Note 3(c)                                 67,502

Custodian fees                                                          53,697

Professional fees                                                       47,756

Prospectus and shareholders' reports--Note 3(b)                         26,662

Registration fees                                                        8,870

Loan commitment fees--Note 2                                             6,615

Miscellaneous                                                           25,090

TOTAL EXPENSES                                                       4,819,694

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (487,158)

NET EXPENSES                                                         4,332,536

INVESTMENT INCOME--NET                                              26,161,871
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,909,221)

Net unrealized appreciation (depreciation) on investments           30,643,039

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              28,733,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                54,895,689

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2000                 1999
-------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         26,161,871           28,605,859

Net realized gain (loss) on investments        (1,909,221)          (4,627,594)

Net unrealized appreciation (depreciation)
   on investments                              30,643,039          (48,653,360)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   54,895,689          (24,675,095)
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (26,021,198)         (28,605,859)

Net realized gain on investments                      --            (1,652,869)

TOTAL DIVIDENDS                               (26,021,198)         (30,258,728)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  42,656,667           69,052,804

Dividends reinvested                           18,592,653           22,112,337

Cost of shares redeemed                       (92,218,854)        (116,240,542)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (30,969,534)         (25,075,401)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,095,043)         (80,009,224)
-------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           526,378,641          606,387,865

END OF PERIOD                                 524,283,598          526,378,641

Undistributed investment income--net              140,673                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,448,647            5,305,991

Shares issued for dividends reinvested          1,503,186            1,724,972

Shares redeemed                                (7,504,693)          (9,059,009)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (2,552,860)         (2,028,046)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund 's financial statements.

                                                                                  Year Ended December 31,
                                                                        --------------------------------------------
                                                                 2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.15       13.37       13.35       13.00       13.53

Investment Operations:

Investment income--net                                            .63         .64         .65         .68         .72

Net realized and unrealized
   gain (loss) on investments                                     .71       (1.18)        .11         .44        (.30)

Total from Investment Operations                                 1.34        (.54)        .76        1.12         .42

Distributions:

Dividends from investment income--net                            (.63)       (.64)       (.65)       (.68)       (.72)

Dividends from net realized gain
   on investments                                                  --        (.04)       (.09)       (.09)       (.23)

Total Distributions                                              (.63)       (.68)       (.74)       (.77)       (.95)

Net asset value, end of period                                  12.86       12.15       13.37       13.35       13.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.29       (4.24)       5.82        8.84        3.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85         .89         .90         .80         .80

Ratio of net investment income
   to average net assets                                         5.13        4.94        4.86        5.23        5.46

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .10         .05         .04         .14         .14

Portfolio Turnover Rate                                         27.91       37.02       36.69       28.01       31.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         524,284     526,379     606,388     596,218     593,949

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers; and general market conditions.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $35,111 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund has an unused capital loss carryover of approximately $6,446,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $3,113,000 of the carryover expires in fiscal 2007 and $3,333,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $487,158 during the period ended December 31, 2000.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund

Services, Inc., and not DSC, received payments under the Plan for distributing fund shares and for servicing shareholders accounts. The distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended December 31, 2000, the fund was charged $1,276,415 pursuant to the Plan, of which $1,061,739 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $172,963 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares. During the period ended December 31, 2000, redemption fees charged and retained by the fund amounted to $3,509.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $133,811,857 and $184,811,220, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $24,568,490, consisting of $29,021,710 gross unrealized appreciation and $4,453,220 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus New Jersey Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                  [ERNST & YOUNG SIGNATURE LOGO]

New York, New York
February 1, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 2000 as "exempt-interest" dividends (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

                        Dreyfus New Jersey Municipal Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  750AR0012